PRUDENTIAL MYROCKSM ADVISOR NEW YORK VARIABLE ANNUITY
PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

Supplement dated December 1, 2021
to Prospectuses dated April 30, 2021

This Supplement should be read in conjunction with the current Prospectus for your Annuity and should be retained for future reference. This Supplement is intended to update certain information in the Prospectus for the variable annuity you own and is not intended to be a prospectus or offer for any other variable annuity that you do not own. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectuses and Statements of Additional Information.
This Supplement contains information about changes to the variable investment options available through your Annuity and updates other information in the Prospectus for your Annuity. If you would like another copy of the current Annuity Prospectus, please call us at 1-888-PRU-2888.
Portfolio Mergers:
Subject to shareholder approval, effective on or about February 14, 2022 (the “Effective Date”), the AST BlackRock Corporate Bond Portfolio, AST PIMCO Corporate Bond Portfolio, AST Prudential Corporate Bond Portfolio, AST T. Rowe Price Corporate Bond Portfolio, and AST Western Asset Corporate Bond Portfolio (each a “Target Portfolio,” or together “Target Portfolios”) will be merged into the PSF PGIM Total Return Bond Portfolio – Class I (the “Acquiring Portfolio”), as noted below. As of the Effective Date, all references to the Target Portfolios will be replaced with PSF PGIM Total Return Bond Portfolio.

Target Portfolios	Acquiring Portfolio
AST BlackRock Corporate Bond Portfolio	PSF PGIM Total Return Bond Portfolio - Class I
AST PIMCO Corporate Bond Portfolio
AST Prudential Corporate Bond Portfolio
AST T. Rowe Price Corporate Bond Portfolio
AST Western Asset Corporate Bond Portfolio
Please note that you may transfer Account Value out of a Target Portfolio into an investment option available under your Annuity contract any time prior to the Effective Date. During the 60 days prior to the Effective Date, such transfers will be free of charge and will not count as one of your annual free transfers under your Annuity contract. Also, for a period of 60 days after the Effective Date, any Account Value that was transferred to the Acquiring Portfolio as a result of the merger can be transferred into an investment option available under your Annuity contract free of charge and will not count as one of your annual free transfers. It is important to note that any investment option into which you make your transfer will be subject to the transfer limitations described in your Prospectus. Please refer to your Prospectus for detailed information about investment options.
After the Effective Date, the Target Portfolios will no longer exist and, unless you instruct us otherwise, any outstanding instruction you have on file with us that designates a Target Portfolio will be deemed an instruction for the corresponding Acquiring Portfolio. This includes, but is not limited to, Systematic Withdrawals and Dollar Cost Averaging.
You may wish to consult with your financial professional to determine if your existing allocation instructions should be changed before or after the Merger Date.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.
GENPRODSUP17NY